UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under ss.240.14a-12

CVS Health Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
CVS HEALTH CORPORATION
CVS HEALTH CORPORATION C/O EQUINITI SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945	2024 Annual Meeting May 16, 2024 at 8:00 A.M., ET www.virtualshareholdermeeting.com/CVS2024 Vote by May 15, 2024 at 11:59 P.M., ET

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You invested in CVS HEALTH CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 16, 2024.

Get informed before you vote

View the Notice of 2024 Annual Meeting of Stockholders, Proxy Statement and 2023 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	We urge you to vote in advance, but you may also vote virtually at the Annual Meeting* May 16, 2024 8:00 A.M., ET Virtually at: www.virtualshareholdermeeting.com/CVS2024

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Fernando Aguirre	For
1b.	Jeffrey R. Balser, M.D., Ph.D.	For
1c.	C. David Brown II	For
1d.	Alecia A. DeCoudreaux	For
1e.	Nancy-Ann M. DeParle	For
1f.	Roger N. Farah	For
1g.	Anne M. Finucane	For
1h.	J. Scott Kirby	For
1i.	Karen S. Lynch	For
1j.	Michael F. Mahoney	For
1k.	Jean-Pierre Millon	For
1l.	Mary L. Schapiro	For
2.	Ratification of the Appointment of Our Independent Registered Public Accounting Firm for 2024.	For
3.	Say on Pay, a Proposal to Approve, on an Advisory Basis, the Company’s Executive Compensation.	For
4.	Proposal to Amend the Company’s 2017 Incentive Compensation Plan to Increase the Number of Shares Authorized to be Issued under the Plan.	For
5.	Stockholder Proposal Requesting an Independent, Third Party Worker Rights Assessment and Report.	Against
6.	Stockholder Proposal to Prohibit the Re-nomination of Any Director Who Fails to Receive a Majority Vote.	Against
7.	Stockholder Proposal for a Stockholder Right to Vote on “Excessive” Golden Parachutes.	Against
8.	Stockholder Proposal Requesting a Policy Requiring Our Directors to Disclose Their Expected Allocation of Hours Among All Formal Commitments.	Against
NOTE: In their discretion, the proxies may vote on such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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